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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 8, 2004

                           DVI Receivables XVI, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                 333-94523-03                  23-3097536
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     (State or Other              (Commission                 (IRS Employer
Jurisdiction of Formation)        File Number)            Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. Other Events and Required FD Disclosure

On July 8, 2004, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables XVI, L.L.C., the servicer report for the payment date July 12, 2004 attached hereto as Exhibit
99.1 (the "July Report").

USBPS has certified to the July Report. The July Report has not been approved by any third party, including the Trustee.

ITEM 7.  Financial Statements and Exhibits

         (a)      Exhibits

                  99.1  -  DVI Receivables XVI, L.L.C. 2001-2 Servicer Report
                           for the Payment Date July 12, 2004.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DVI Receivables XVI, L.L.C.,
                                    by its Managing Member,
                                    DVI Receivables Corp. VIII

                                    By:  /s/ Andrew Stearns
                                         -------------------------------
                                         Andrew Stearns
                                         Vice President

Dated July 16, 2004